SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549
                                ________

                                FORM 8-K

                            CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):          July 15, 1999
                                                           -------------

                          UNISYS CORPORATION
           -----------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)



   Delaware                     1-8729                  38-0387840
---------------        -----------------------       ----------------
(State or Other        (Commission File Number)        (IRS Employer
Jurisdiction of                                      Identification No.)
Incorporation)



                               Unisys Way
                     Blue Bell, Pennsylvania  19424
             ----------------------------------------------------
             (Address of Principal Executive Offices)  (Zip Code)



                             (215) 986-4011
             ---------------------------------------------------
            (Registrant's telephone number, including area code)

Item 5.  Other Events.

On July 15, 1999, Unisys Corporation announced its results for the quarter ended June 30, 1999. The income statement and balance sheet included in the announcement are attached as exhibits to this Current Report.


Item 7.  Exhibits

99.1    Consolidated Statement of Income
99.2    Consolidated Balance Sheet

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNISYS CORPORATION


Date:  July 26, 1999                     By:  /s/ Janet Brutschea Haugen
                                              --------------------------
                                         Name:    Janet Brutschea Haugen
                                         Title:   Vice President and
                                                  Controller





                                   EXHIBIT INDEX


Exhibit No.

    99.1                 Consolidated Statement of Income
    99.2                 Consolidated Balance Sheet